EXHIBIT 99.1

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD.
AND SUBSIDIARY)

FINANCIAL STATEMENTS

JUNE 30, 2006 AND 2005

INDEX TO FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets as of June 30, 2006 (Unaudited) and March 31, 2006	F-2

Condensed Consolidated Statements of Income and Comprehensive Income for the three months ended June 30, 2006 and 2005 (Unaudited)	F-3

Condensed Consolidated Statements of Cash Flows for the three months ended June 30, 2006 and 2005 (Unaudited)	F-4

Notes to Condensed Consolidated Financial Statements for the three months ended June 30, 2006 and 2005 (Unaudited)	F-6 - F10

See accompanying notes to the condensed consolidated financial statements.

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
	June 30,	March 31,
	2006	2006
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,117,135	$3,281,761
Restricted cash	2,438,841	2,120,494
Notes receivable	70,789	10,099
Inventories, net	4,497,991	1,078,592
Marketable securities	15,095	12,580
Prepayments for goods	1,817,606	835,712
Due from employees	49,152	49,021
Other receivables and prepaid expenses	34,861	22,006
Total current assets	11,041,470	7,410,265

LONG-TERM ASSETS
Plant and equipment, net	10,140,579	9,527,685
Land use right, net	1,533,680	580,597
Construction in progress	2,659,142	3,154,836
Deposits	210,740	1,172,321
Notes receivable	1,250,688	1,247,349
Deferred taxes	425,492	369,450

TOTAL ASSETS	$27,261,791	$23,462,503

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$5,876,207	$2,627,224
Other payables and accrued liabilities	527,805	440,937
Short term debt	6,322,127	6,677,210
Notes payable	816,699	1,026,569
Customer deposits	1,701,620	1,860,459
Due to shareholder	1,164,624	1,122,614
Due to employees	16,559	16,515
Taxes payable	407,141	59,110
Total current liabilities	16,832,782	13,830,638

LONG-TERM LIABILITIES
Deferred taxes	1,281,559	1,243,751
Due to employees	94,195	90,856
Total long-term liabilities	1,375,754	1,334,607

TOTAL LIABILITIES	18,208,536	15,165,245

SHAREHOLDERS’ EQUITY
Paid-in capital	4,591,091	4,591,091
Retained earnings (restricted portion was $293,558 and $176,443 as of June 30, 2006 and March 31, 2006, respectively)	4,284,538	3,545,887
Accumulated other comprehensive income	177,626	160,280

Total Shareholders’ Equity	9,053,255	8,297,258

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,261,791	$23,462,503

See accompanying notes to the condensed consolidated financial statements.

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
CONDENSED CONSOLIDATED STATEMENTS
OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months Ended June 30,
	2006	2005

REVENUES	$9,285,031	$6,775,333

COST OF GOODS SOLD	(7,611,623)	(5,904,081)

GROSS PROFIT	1,673,408	871,252

Selling and distribution expenses	237,624	43,999

General and administrative expenses	229,160	147,296

INCOME FROM OPERATIONS	1,206,624	679,957

OTHER INCOME (EXPENSES)

Interest expense, net	(67,340)	(18,128)

Government grants	-	97,140

Other expenses, net	(20,056)	(8,242)

INCOME BEFORE INCOME TAXES	1,119,228	750,727

INCOME TAXES	380,575	250,820

NET INCOME	738,653	499,907

OTHER COMPREHENSIVE INCOME

Foreign currency translation gain	23,407	442

Unrealized gain on marketable securities	2,482	-

OTHER COMPREHENSIVE INCOME BEFORE TAX	25,889	442

INCOME TAX EXPENSE RELATED TO OTHER COMPREHENSIVE INCOME	8,543	146

OTHER COMPREHENSIVE INCOME, NET	17,346	296

COMPREHENSIVE INCOME	$755,999	$500,203

See accompanying notes to the condensed consolidated financial statements.

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
CONDENSED  CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended June 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$738,653	$499,907
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	357,550	182,119
Deferred taxes	(26,777)	18,814

Changes in operating assets and liabilities:

(Increase) Decrease In:
Inventories	(3,419,399)	(116,268)
Prepayment for goods	(981,894)	(638,406)
Other receivables and prepaid expenses	(12,854)	(31,051)

Increase (Decrease) In:
Accounts payable	3,248,984	2,039,547
Other payables and accrued liabilities	86,869	(205,371)
Customer deposits	(158,840)	(1,380,320)
Taxes payable	348,030	(10,178)
Net cash provided by operating activities	180,322	358,793

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	(318,347)	120,824
Purchases of plant and equipment	(312,407)	(25,279)
Deposits for equipment	(5,128)	(211,442)
Notes receivable	(64,029)	327,916
Purchases of construction in progress	(148,718)	(2,238,057)
Due from employees	(132)	-
Net cash used in investing activities	(848,761)	(2,026,038)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term debt	1,586,230	1,897,771
Repayments of short-term debt	(2,151,183)	(1,819,226)
Proceeds from shareholder	42,009	120,824
Amt due to employees	3,383	5,244
Net cash provided by financing activities	(519,561)	204,613

DECREASE IN CASH AND CASH EQUIVALENTS	(1,188,000)	(1,462,632)

Effect of exchange rate changes on cash	23,374	-
Cash and cash equivalents at beginning of period	3,281,761	2,069,003

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,117,135	$606,371

See accompanying notes to the condensed consolidated financial statements.

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
CONDENSED  CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended June 30,
	2006	2005
SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$127,288	$243,880
Interest paid	$79,364	$26,757

SUPPLEMENTAL NON-CASH DISCLOSURES:

During three months ended June 30 2006, $644,412 was transferred from construction in progress to plant and equipment.

During three months ended June 30 2005, $0 was transferred from construction in progress to plant and equipment.

During three months ended June 30 2006, $966,708 was transferred from deposits to land use right.

During three months ended June 30 2005, $0 was transferred from deposits to land use right.

See accompanying notes to the condensed consolidated financial statements.

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
JUNE 30, 2006 AND 2005
(UNAUDITED)

1.	Principal Activities and Basis of Presentation

Henan Jinding Chemicals Co., Ltd. and subsidiary (“the Company”) was incorporated in 2003 as a limited liability company under the laws of the People’s Republic of China (“PRC”). The principal activities of the Company are the manufacture and distribution of fertilizer and chemical products. The products are distributed to China markets.

The unaudited condensed consolidated financial statements of the Company as of June 30, 2006 and for the three months ended June 30, 2006 and 2005 have been prepared in accordance with generally accepted accounting principles of interim financial information. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. However, the information included in these interim financial statements reflect all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for the full year. The condensed consolidated balance sheet information as of March 31, 2006 was derived from the audited consolidated financial statements included in this Form 8-K.

2.	Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

3.	Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

	June 30,	March 31,
	2006	2006
Period end RMB : US$ exchange rate	7.9956	8.0170
Average yearly RMB : US$ exchange rate	8.0063	8.1468

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
JUNE 30, 2006 AND 2005
(UNAUDITED)

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation

4.	Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, restricted cash, notes receivable, advances to suppliers, marketable securities, other receivables and prepaid expenses, due from employees, accounts payable, notes payable, other payables and accrued expenses, short-term bank loans, customer deposits, due to related parties and employees and taxes payable. Management has estimated that the carrying amount approximates their fair value due to their short-term nature. The Company considers the carrying amount of bank loans approximate to their fair value because of their current market rate of interest.

5.	INVENTORIES

Inventories at June 30, 2006 and March 31, 2006 consist of the following:

	June 30, 2006	March 31, 2006

Raw materials	$3,273,365	$606,217
Packing material	193,426	171,813
Finished goods	1,031,200	300,562

Total inventories	$4,497,991	$1,078,592

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
JUNE 30, 2006 AND 2005
(UNAUDITED)

6.	PLANT AND EQUIPMENT

Plant and equipment consist of the following as of June 30, 2006 and March 31, 2006:
Depreciation expense for June 30, 2006 and 2005 is $343,925 and $171,120, respectively.

	June 30, 2006	March 31, 2006
At cost:
Buildings	$1,443,445	$1,320,844
Machinery	11,035,645	10,223,222
Motor vehicles	166,044	165,601
Office equipment	81,562	60,210
	12,726,696	11,769,877
Less: Accumulated depreciation
Buildings	162,602	145,435
Machinery	2,334,244	2,018,376
Motor vehicles	68,518	61,199
Office equipment	20,753	17,182
	2,586,117	2,242,192
Plant and equipment, net	$10,140,579	$9,527,685

The property certificate for buildings owned by the Company is still in the registration process.

7.	LAND USE RIGHT

	June 30, 2006	March 31, 2006

Cost	$1,575,431	$609,083
Less: Accumulated amortization	41,751	28,486
Land use right, net	$1,533,680	$580,597

Amortization expense for June 30, 2006 and 2005 is $13,625 and $10,999, respectively.

The net book value of $1,533,680 and $580,597 of the land use right is pledged as collateral for the short-term bank loans at June 30, 2006 and March 31, 2006, respectively. The property certificate for the land use right is owned by the Company and is still in the registration process.

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
JUNE 30, 2006 AND 2005
(UNAUDITED)

8.	CONSTRUCTION IN PROGRESS

Construction in progress consist of the following:

	June 30, 2006	March 31, 2006
Machinery	$1,069,063	$1,654,672
Plant	1,551,424	1,393,266
Other	38,655	106,898
	$2,659,142	$3,154,836

9.	SHORT-TERM DEBT

Short-term debt is comprised of notes payable to unrelated companies and is interest-free. All the notes payable are subject to bank charges of 0.05% of the principal as commission on each loan transaction. Bank charges for notes payable were $2,813 and $2,506 at June 30, 2006 and 2005, respectively.

Interest expense for June 30, 2006 and 2005 was $79,364 and $26,757, respectively.

Restricted cash of $2,438,841 and $ 2,120,494 is collateralized for the short-term debt at June 30, 2006 and March 31, 2006.

10.	INCOME TAX

Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the corporation income tax (“CIT”) rate is 33%.

The Company’s income tax expense differs from the “expected” tax expense for June 30, 2006 and 2005 (computed by applying the CIT rate of 33 percent to income before income taxes) as follows:

	June 30, 2006	June, 30 2005

Computed “expected” expense	$369,345	$247,740
Permanent differences	11,230	3,080

Income tax expense	$380,575	$250,820

KINFAIR HOLDINGS LIMITED AND SUBSIDIARIES
(FORMERLY HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY)
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
JUNE 30, 2006 AND 2005
(UNAUDITED)

11.	CHANGES IN OWNERSHIP OF THE COMPANY

On May 24, 2006, the Company’s six former shareholders reached an agreement with Kinfair Holdings Limited (“KHL”), an inactive company to complete an acquisition and exchange transaction. After the share transfer, KHL owns 100% interest in the Company.

12.	SUBSEQUENT EVENT

On October 11, 2006, a share exchange agreement was reached between Sports Source, Inc. (“SPSI”) and KHL. SPSI will issue 7,500,000 shares representing 59.34% of total SPSI common stock in exchange of 100% of KHL common stock.